Exhibit 99.1

WCI Communities Announces Expiration of “Go-Shop” Period Under Merger Agreement

BONITA SPRINGS, Fla., October 27, 2016 – WCI Communities, Inc. (NYSE: WCIC), a lifestyle community developer and luxury homebuilder, today announced the expiration of the 35-day “go-shop” period under the merger agreement between WCI and Lennar Corporation (NYSE: LEN and LEN.B) that was previously announced on September 22, 2016. During the go-shop period, the WCI Board—with the assistance of financial and legal advisors—actively solicited alternative acquisition proposals. Nevertheless, the WCI Board did not receive any superior proposals during the go-shop period.

WCI’s Board of Directors has unanimously approved the merger agreement, under which Lennar has agreed to acquire all of the outstanding shares of WCI common stock in a cash and stock transaction valued at $23.50 per share of WCI common stock. This represents an approximate 37 percent premium to WCI’s closing share price on September 21, 2016, the last trading day prior to announcement of the merger.

Starting at 12:00 am eastern time on October 27, 2016, WCI became subject to customary “no shop” provisions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to customary “fiduciary out” provisions.

WCI will file with the Securities and Exchange Commission proxy materials related to a special meeting of WCI’s common stockholders to vote on the merger agreement. It is anticipated that the special meeting will be held in December 2016 or January 2017, and, if the merger agreement is approved, the merger would be expected to close shortly thereafter.

About WCI Communities

WCI Communities is a lifestyle community developer and luxury homebuilder of single- and multi-family homes, including luxury high-rise tower units, in most of coastal Florida’s highest growth and largest markets. With a legacy that spans more than 60 years, WCI Communities has an established expertise in developing amenity-rich, lifestyle-oriented master-planned communities, catering to move-up, active adult and second-home buyers. Headquartered in Bonita Springs, Florida, WCI Communities is a fully integrated homebuilder and developer with complementary real estate brokerage and title services businesses.

To learn more about WCI, please visit the Company’s website at www.WCICommunities.com.

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About Lennar Corporation

Lennar Corporation, founded in 1954, is one of the nation’s largest builders of quality homes for all generations. The Company builds affordable, move-up and retirement homes primarily under the Lennar brand name. Lennar’s Financial Services segment provides mortgage financing, title insurance and closing services for both buyers of the Company’s homes and others. Lennar’s Rialto segment is a vertically integrated asset management platform focused on investing throughout the commercial real estate capital structure. Lennar’s Multifamily segment is a nationwide developer of high-quality multifamily rental properties. Previous press releases and further information about the Company may be obtained at the “Investor Relations” section of the Company’s website, www.lennar.com.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Lennar Corporation expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of WCI Communities, Inc. that also constitutes a prospectus of Lennar Corporation. Lennar Corporation and WCI Communities, Inc. also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant materials filed by Lennar Corporation and WCI Communities, Inc. with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Lennar Corporation with the SEC will be available free of charge on Lennar Corporation’s website at www.lennar.com or by contacting Lennar Corporation Investor Relations at (305) 559-4000. Copies of the documents filed by WCI Communities, Inc. with the SEC will be available free of charge on WCI Communities, Inc.’s website at www.wcicommunities.com or by contacting WCI Communities, Inc. Investor Relations at (239) 498-8481.

WCI Communities, Inc. and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about WCI Communities, Inc.’s executive officers and directors in WCI Communities, Inc.’s definitive proxy statement filed with the SEC on March 29, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from WCI Communities, Inc. using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Lennar Corporation and WCI Communities, Inc. operate and beliefs of and assumptions made by Lennar Corporation management and WCI Communities, Inc. management, involve uncertainties that could significantly affect the financial results of Lennar Corporation or WCI Communities, Inc. or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Lennar Corporation and WCI Communities, Inc., including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) risks associated with acquisitions, including the integration of the combined companies’ businesses, (vi) availability of financing and capital, (vii) mortgage rate changes; (viii) risks associated with achieving expected revenue synergies or cost savings, (ix) risks associated with the companies’ ability to consummate the transaction on the terms described or at all and the timing of the closing of the transaction, and (x) those additional risks and factors discussed in reports filed with the SEC by Lennar Corporation and WCI Communities, Inc. from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Lennar Corporation nor WCI Communities, Inc. undertakes any duty to update any forward-looking statements appearing in this press release.

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Contacts:

Investor Contact:

Scott Bowles

ir@wcicommunities.com

(239) 498-8481

Media Contacts:

Jeremy Jacobs

jrj@abmac.com

(212) 371-5999

or

Joe Hixson

jrh@abmac.com

(213) 630-6550

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